Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,584,430 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of
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the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	586,057,174
Aggregate Outstanding Principal Balance – Treasury Bill	89,216,343
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.22%
Aggregate Outstanding Principal Balance – One-Month LIBOR	496,840,832
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.78%
Number of Borrowers	15,006
Average Outstanding Principal Balance Per Borrower	39,055
Number of Loans	26,319
Average Outstanding Principal Balance Per Loan – Treasury Bill	43,204
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	20,485
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	4.82%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,574	$71,591,291	12.2%
3.01% to 3.50%	5,903	93,231,965	15.9
3.51% to 4.00%	5,823	117,077,506	20.0
4.01% to 4.50%	5,474	117,780,791	20.1
4.51% to 5.00%	895	25,865,754	4.4
5.01% to 5.50%	371	12,195,796	2.1
5.51% to 6.00%	330	12,737,875	2.2
6.01% to 6.50%	261	10,303,418	1.8
6.51% to 7.00%	299	12,055,018	2.1
7.01% to 7.50%	264	9,357,318	1.6
7.51% to 8.00%	833	35,356,621	6.0
8.01% to 8.50%	585	23,993,323	4.1
Equal to or greater than 8.51%	707	44,510,499	7.6

Total	26,319	$586,057,174	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,212	$5,613,486	1.0%
$5,000.00-$ 9,999.99	1,703	12,786,854	2.2
$10,000.00-$14,999.99	1,653	20,447,998	3.5
$15,000.00-$19,999.99	1,344	23,434,002	4.0
$20,000.00-$24,999.99	1,140	25,469,690	4.3
$25,000.00-$29,999.99	965	26,494,282	4.5
$30,000.00-$34,999.99	761	24,724,993	4.2
$35,000.00-$39,999.99	653	24,415,301	4.2
$40,000.00-$44,999.99	517	21,989,708	3.8
$45,000.00-$49,999.99	476	22,611,503	3.9
$50,000.00-$54,999.99	408	21,433,014	3.7
$55,000.00-$59,999.99	350	20,075,581	3.4

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Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
$60,000.00-$64,999.99	312	19,554,628	3.3
$65,000.00-$69,999.99	241	16,271,492	2.8
$70,000.00-$74,999.99	212	15,330,069	2.6
$75,000.00-$79,999.99	209	16,202,671	2.8
$80,000.00-$84,999.99	166	13,709,074	2.3
$85,000.00-$89,999.99	171	14,985,995	2.6
$90,000.00-$94,999.99	131	12,104,220	2.1
$95,000.00-$99,999.99	110	10,716,732	1.8
$100,000.00 and above	1,272	217,685,879	37.1

Total	15,006	$586,057,174	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	24,707	$532,717,631	90.9%
31-60 days	555	17,451,260	3.0
61-90 days	311	10,957,898	1.9
91-120 days	170	5,661,608	1.0
121-150 days	149	5,704,252	1.0
151-180 days	112	4,249,677	0.7
181-210 days	66	2,355,931	0.4
Greater than 210 days	249	6,958,918	1.2

Total	26,319	$586,057,174	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	52	$18,829	*
4 to 12	229	305,329	0.1%
13 to 24	1,713	3,150,431	0.5
25 to 36	1,297	4,153,473	0.7
37 to 48	1,034	5,603,728	1.0
49 to 60	860	5,819,883	1.0
61 to 72	691	6,136,317	1.0
73 to 84	2,593	19,578,217	3.3
85 to 96	1,607	16,947,753	2.9
97 to 108	1,034	12,566,131	2.1
109 to 120	940	15,268,284	2.6
121 to 132	1,486	33,428,150	5.7
133 to 144	3,610	76,343,935	13.0
145 to 156	2,264	59,794,330	10.2
157 to 168	1,453	45,955,626	7.8
169 to 180	1,102	39,063,576	6.7
181 to 192	790	29,525,488	5.0
193 to 204	714	29,430,140	5.0
205 to 216	534	24,403,197	4.2
217 to 228	409	18,279,424	3.1
229 to 240	307	15,442,179	2.6
241 to 252	278	15,611,169	2.7
253 to 264	185	10,399,905	1.8
265 to 276	133	7,314,552	1.2
277 to 288	149	9,039,456	1.5
289 to 300	219	21,237,400	3.6
301 to 312	405	39,430,100	6.7
313 to 324	54	4,406,787	0.8
325 to 336	28	2,542,536	0.4
337 to 348	26	2,677,509	0.5
349 to 360	78	7,607,437	1.3
361 and above	45	4,575,906	0.8

Total	26,319	$586,057,174	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the
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preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	551	$16,907,035	2.9%
Forbearance*	1,793	61,459,798	10.5
Repayment
First year in repayment	191	10,859,114	1.9
Second year in repayment	220	11,718,235	2.0
Third year in repayment	215	12,267,628	2.1
More than 3 years in repayment	23,349	472,845,364	80.7

Total	26,319	$586,057,174	100.0%
*
Of the trust student loans in forbearance status, approximately 66 loans with an aggregate outstanding principal balance of $1,843,788, representing 0.31% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 143.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.3	-	219.8
Forbearance	-	10.0	208.1
Repayment	-	-	175.9

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We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $16,907,035 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $12,080,783 approximately 71.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	223	$7,164,826	1.2%
Alaska	40	969,199	0.2
Arizona	638	15,744,423	2.7
Arkansas	121	2,640,626	0.5
California	3,114	72,064,267	12.3
Colorado	372	9,210,368	1.6
Connecticut	423	7,290,394	1.2
Delaware	76	1,999,856	0.3
District of Columbia	137	2,867,575	0.5
Florida	1,985	50,770,984	8.7
Georgia	886	27,611,250	4.7
Hawaii	125	3,079,476	0.5
Idaho	85	2,723,121	0.5
Illinois	1,045	21,433,189	3.7
Indiana	674	12,722,099	2.2
Iowa	99	1,376,219	0.2
Kansas	489	8,134,992	1.4
Kentucky	178	4,031,177	0.7
Louisiana	743	18,300,645	3.1
Maine	74	1,665,112	0.3
Maryland	748	17,350,992	3.0
Massachusetts	930	15,492,135	2.6
Michigan	496	12,290,719	2.1
Minnesota	312	6,214,949	1.1
Mississippi	200	4,659,913	0.8
Missouri	524	10,121,347	1.7
Montana	38	961,694	0.2
Nebraska	63	2,265,943	0.4
Nevada	216	5,933,560	1.0

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State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
New Hampshire	136	2,872,293	0.5
New Jersey	785	16,865,825	2.9
New Mexico	96	2,104,349	0.4
New York	1,878	40,991,898	7.0
North Carolina	547	11,036,196	1.9
North Dakota	12	172,946	*
Ohio	778	16,062,589	2.7
Oklahoma	495	9,666,187	1.6
Oregon	376	7,307,954	1.2
Pennsylvania	1,006	17,945,095	3.1
Rhode Island	62	1,646,174	0.3
South Carolina	265	8,031,788	1.4
South Dakota	30	724,831	0.1
Tennessee	355	7,025,628	1.2
Texas	2,155	48,646,373	8.3
Utah	86	2,155,461	0.4
Vermont	23	442,870	0.1
Virginia	746	14,674,500	2.5
Washington	730	13,965,540	2.4
West Virginia	131	2,421,077	0.4
Wisconsin	271	6,078,284	1.0
Wyoming	18	1,031,940	0.2
Other	284	7,096,328	1.2

Total	26,319	$586,057,174	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
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In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	12,866	$229,858,755	39.2%
Other Repayment Options(1)	10,508	221,954,745	37.9
Income-driven Repayment(2)	2,945	134,243,674	22.9

Total	26,319	$586,057,174	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 178 loans with an aggregate outstanding principal balance of $9,385,902 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	12,534	$221,368,018	37.8%
Unsubsidized	13,785	364,689,156	62.2

Total	26,319	$586,057,174	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
The following table provides information about the trust student loans regarding date of disbursement.
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	115	$6,684,638	1.1%
October 1, 1993 through June 30, 2006	26,204	579,372,537	98.9
July 1, 2006 and later	0	0	0.0
Total	26,319	$586,057,174	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
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DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,238	$20,093,153	3.4%
College Assist	13	918,728	0.2
Educational Credit Management Corporation	1,339	29,950,840	5.1
Florida Off Of Student Fin’l Assistance	418	6,315,647	1.1
Great Lakes Higher Education Corporation	13,498	329,103,410	56.2
Kentucky Higher Educ. Asst. Auth.	972	15,852,289	2.7
Louisiana Office Of Student Financial Asst	302	6,683,301	1.1
Michigan Guaranty Agency	264	5,453,106	0.9
Nebraska National Student Loan Program	2	40,052	*
New York State Higher Ed Services Corp	2,883	59,020,493	10.1
Oklahoma Guaranteed Stud Loan Prog	516	10,305,681	1.8
Pennsylvania Higher Education Assistance Agency	2,662	50,076,825	8.5
Texas Guaranteed Student Loan Corp.	2,212	52,243,649	8.9

Total	26,319	$586,057,174	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

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